UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2007

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On November 15, 2007, the Company’s Board of Directors approved the amendment and restatement of the Company’s Bylaws effective as of that date. This amendment and restatement represents the first revision of the Company’s Bylaws since April 23, 1980 (other than changes to the number of directors), which predates the registration of the Company’s common stock under the Securities Exchange Act of 1934 and the listing of the Company’s common stock on The NASDAQ Stock Market. The Nominating and Governance Committee of the Company’s Board of Directors recommended the amendment and restatement of the Bylaws after thorough review by the Committee and the Company’s outside counsel. The Company’s amended and restated Bylaws represent a substantial updating and revision of the Bylaws to address the corporate governance needs of a publicly traded company.

Significant changes to the Company’s Bylaws include:

-  Expanding and establishing procedures for the conduct of shareholders' meetings (Article I) and eliminating certain meeting procedures that could be demanded by a 10% shareholder;

-  Establishing procedures and notice provisions governing matters to be proposed by shareholders at the annual meeting of shareholders outside the Company's proxy statement (Article I, Section 1);

-  Limiting authority to call a special meeting of shareholders to the Chairman, Chief Executive Officer or the Board of Directors
             (previously a 10% shareholder could call a special meeting of shareholders) (Article I, Section 2);

-  Adding procedures and notice provisions for shareholder nominations of directors (Article II, Section 3);

-  Establishing notice provisions for shareholders’ meetings, which may include any method permitted by law (Article I, Section 4);

-  Making notice procedures for Board meetings more flexible and shortening the notice requirement for special meetings of directors (from two days to six hours) (Article II, Section 7);

-  Clarifying the role of the Chairman of the Board (Article II, Section 16);

-  Revising the procedures for the election and removal of Company officers (Article III, Sections 1-3), and expanding the provisions regarding the officers of the Company and their duties (Article III, Sections 4-8);

-  Providing that the Chief Executive Officer has authority to appoint and remove certain officers
             (Article III, Sections 2 & 3);

-  Revising the provisions authorizing certain senior officers and their delegees to enter into contracts on behalf of the Company
             (Article III, Section 11); and

-  Allowing the Board to authorize uncertificated securities (Article IV, Section 1).

In general, other changes include:

-  Conforming Bylaws provisions to applicable Virginia law or, in some cases, deleting provisions that merely restated statutory requirements under the Virginia Stock Corporation Act;

-  Providing helpful corporate governance procedures, and

-  Conforming the Bylaws to current Company practice.

A copy of the Company’s Bylaws as amended and restated November 15, 2007 is filed as an exhibit to this report and is incorporated in response to this Item by reference thereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

3.2	The Registrant’s amended and restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ JONATHAN H. WOLK	/s/ KENT B. GUICHARD
Jonathan H. Wolk Vice President and Chief Financial Officer	Kent B. Guichard President & Chief Executive Officer

Date: November 20, 2007	Date: November 20, 2007
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	The Registrant’s amended and restated Bylaws.